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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)          June 28, 1996
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                             VSI Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            1-10927                       84-1104448
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(State or other jurisdiction (Commission File Number)              (IRS Employer
of incorporation)                                            Identification No.)


5801 Goshen Springs Road, Norcross, Georgia                                30071
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (770) 242-7566
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                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On June 28, 1996, VSI Enterprises, Inc., a Delaware corporation (the "Company"), consummated the acquisition of Integrated Network Services, Inc., a Georgia corporation ("INS"). Pursuant to the Merger Agreement, dated as of June 25, 1996, by and among the Company, INS, INS Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company ("INS Acquisition"), and Peter Clarke, Rod Hollenbeck, Mark Putnam, Diane Rogers and John Sable, the principal shareholders of INS (collectively the "Principal Shareholders"), INS was merged with and into INS Acquisition, whereby INS became a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the shareholders of INS received an aggregate of 500,000 shares of common stock of the Company. Based on the closing price of the Company's common stock as reported on the Nasdaq SmallCap Market on June 28, 1996, the consideration paid by the Company had a total value of approximately $1,500,000, excluding acquisition costs.

       INS is an integration firm specializing in the connectivity of multi-protocol environments, ranging from small local area networks to large, enterprise wide networks employing WAN Technologies to connect multiple sites.

       The Company is engaged in the business of designing, manufacturing and marketing turnkey interactive video conferencing systems.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of Business Acquired:

       At the present time, it is impractical to provide the required financial statements for INS as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than September 13, 1996 (60 days after this Report is required to be filed).

       (b)    Pro Forma Financial Information:

       At the present time, it is impractical to provide the pro forma financial information relative to the INS acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than September 13, 1996 (60 days after this Report is required to be filed).

       (c)    Exhibits:

       2.1 - Merger Agreement, dated as of June 25, 1996, by and among VSI Enterprises, Inc., INS Acquisition Co., Integrated Network Services, Inc. and Peter Clarke, Rod Hollenbeck, Mark Putnam, Diane Rogers and John Sable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VSI ENTERPRISES, INC.



                                   By: /s/ B. R. Brewer
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                                      B. R. Brewer
                                      Vice President-Finance, Administration and
                                      Chief Financial Officer

Dated:  July 3, 1996
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